                                 EXHIBIT 24.2
                                 ------------

                                                                    EXHIBIT 24.2

                                  CERTIFICATE
                                  -----------
                          HOECHST CELANESE CORPORATION
                          ----------------------------


TO WHOM IT MAY CONCERN:

          I, Edmond A. Collins, certify that I am the duly certified and qualified Corporate Secretary of Hoechst Celanese Corporation (the "Corporation"), a Delaware corporation, and that the following is a true, correct and complete copy of a resolution passed by the Board of Directors of the Corporation by Unanimous Consent Resolution on February 27, 1995, and said resolution has not been amended or rescinded and is in full force and effect:

     RESOLVED, that each officer and director who is authorized under law to sign (on behalf of the Corporation or as an officer or director thereof) the Corporation's documents that are filed with the Securities and Exchange Commission during 1994 is hereby authorized to execute a power of attorney appointing Harry R. Benz, Karl G. Engels or David A. Jenkins as his true and lawful attorney to execute in his name, place and stead in any such capacity and on behalf of the Corporation such documents and all amendments and other papers in connection therewith, and to file the same with the Securities and Exchange Commission, each of said attorneys to have full power to act without the others, and to do and perform, in the name and on behalf of the officers and directors who shall have executed such power-of-attorney, every act necessary to be done as such officer or director could do in person; such documents shall include but not be limited to the Annual Report on Form 10-K for fiscal year 1994 that is filed pursuant to the Securities Exchange Act of 1934.

     IN WITNESS WHEREOF, I have hereunto set my hand and the seal of this Corporation this 17th day of March, 1995.



                                    /s/ E. A. Collins
                                    -----------------
                                    E. A. Collins
                                    Secretary



[SEAL]

                          HOECHST CELANESE CORPORATION
                          ----------------------------

                          UNANIMOUS CONSENT RESOLUTION
                          ----------------------------

                           OF THE BOARD OF DIRECTORS
                           -------------------------


In lieu of a Special Meeting of the Board of Directors of Hoechst Celanese Corporation, the undersigned, being all the Directors of the Corporation, do hereby unanimously consent to the following resolution:

Authorize Powers-of-Attorney to sign documents filed with the Securities and
----------------------------------------------------------------------------
Exchange Commission
-------------------

WHEREAS, the Corporation files documents with the Securities and Exchange Commission that are required to be signed by certain officers and directors, and such documents receive an adequate review before filing;

NOW, THEREFORE, the Board adopts the following resolution which authorizes the signing of such documents by powers-of-attorney:


     RESOLVED, that each officer and director who is authorized under law to sign (on behalf of the Corporation or as an officer or director thereof) the Corporation's documents that are filed with the Securities and Exchange commission during 1995 is hereby authorized to execute a power of attorney appointing Harry R. Benz, Karl G. Engels or David A. Jenkins as his true and lawful attorney to execute in his name, place and stead in any such capacity and on behalf of the Corporation such documents and all amendments and other papers in connection therewith, and to file the same with the Securities and Exchange Commission, each of said attorneys to have full power to act without the others, and to do and perform, in the name and on behalf of the officers and directors who shall have executed such power-of-attorney, every act necessary to be done as such officer or director could do in person; such documents shall include but not be limited to the Annual Report on Form 10-K for fiscal year 1994 that is filed pursuant to the Securities Exchange Act of 1934.

The foregoing action is taken pursuant to section 141 (f) of the Delaware General Corporation Law and shall be of the same force and effect as if taken at a meeting of the Board of Directors called and held for the purpose of taking the action set forth above.

IN WITNESS WHEREOF, all of the Directors of the Corporation have affixed their signature hereto as of the date below written.



     /s/ Harry R. Benz           /s/ William B. Harris
     -------------------------   -------------------------
     Harry R. Benz               William B. Harris



     /s/ Karl G. Engels          /s/ Thomas F. Kennedy
     -------------------------   -------------------------
     Karl G. Engels              Thomas F. Kennedy



     /s/ David A. Jenkins        /s/ Dr. Guenter Metz
     -------------------------   -------------------------
     David A. Jenkins            Dr. Guenter Metz



DATED:  February 27, 1995